UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Stewardship Financial Corporation
(Name of Registrant as Specified in Its Charter

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

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STEWARDSHIP FINANCIAL CORPORATION

630 Godwin Avenue

Midland Park, New Jersey 07432-1405

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MONDAY, MAY 18, 2015

To Our Shareholders:

The Annual Meeting of Shareholders (the “Annual Meeting”) of Stewardship Financial Corporation (the “Corporation”) will be held at the Christian Health Care Center, Wyckoff, New Jersey (use the Mountain Avenue entrance), on May 18, 2015, at 7:00 P.M. for the following purposes:

1.	to elect the four (4) directors named in the attached Proxy Statement for three-year terms;

2.	to approve, on a non-binding advisory basis, the compensation of the Corporation’s executive officers described in the attached Proxy Statement;

3.	to ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

4.	to transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on March 20, 2015 are entitled to notice of, and to vote at, the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is requested that the enclosed proxy card be completed, executed and returned to our transfer agent, Computershare Shareholder Services, P.O. Box 30170, College Station, Texas 77842-3170, in the postage paid envelope provided.

By Order of the Board of Directors

Robert J. Turner
Secretary

Midland Park, New Jersey

April 8, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be Held on May 18, 2015.

Our Proxy Statement and Annual Report on Form 10-K are also available online at http://www.asbnow.com/site/shareholder_info.html

STEWARDSHIP FINANCIAL CORPORATION

630 Godwin Avenue

Midland Park, New Jersey 07432-1405

______________________________

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 18, 2015

______________________________

GENERAL

This Proxy Statement is being furnished to shareholders of Stewardship Financial Corporation (the “Corporation”) in connection with the solicitation by the Board of Directors of the Corporation of proxies to be used at the Annual Meeting of Shareholders and at any adjournment of the meeting. You are cordially invited to attend the Annual Meeting that will be held at the Christian Health Care Center, Wyckoff, New Jersey (use the Mountain Avenue entrance), on Monday, May 18, 2015 at 7:00 P.M. The Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, including the Corporation’s consolidated financial statements for the period then ended (the “Annual Report”), and a proxy card accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about April 8, 2015.

VOTING AND PROXY PROCEDURES

Who Can Vote At The Annual Meeting?

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, no par value (the “Common Stock”), as of the close of business on March 20, 2015 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder (or its designee) of your shares. As of the Record Date, a total of 6,084,874 shares of Common Stock were outstanding, each of which is entitled to one vote with respect to each matter to be voted on at the Annual Meeting.

Who Is The Record Holder?

You may own Common Stock either (1) directly in your name, in which case you are the record holder of such shares, or (2) indirectly through a broker, bank or other nominee, in which case such nominee is the record holder in which case you hold your shares in “street name.”

If your shares of Common Stock are registered directly in your name, the Corporation is sending these proxy materials directly to you. If the record holder of your shares of Common Stock is a broker, bank or other nominee, you will receive proxy materials from such record holder.

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How Do I Vote?

Regardless of the number of shares of Common Stock you own, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement. If you plan to attend the Annual Meeting and vote in person, you will need to contact the broker, bank or other nominee to obtain evidence of your ownership of Common Stock on March 20, 2015.

How Can I Revoke My Proxy Or Change My Vote?

A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to Computershare Shareholder Services, P.O. Box 30170, College Station, Texas 77842-3170. In addition, a proxy submitted prior to the Annual Meeting may be revoked by delivering to the Corporation a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

What is a Quorum And How Many Votes Are Required To Approve the Proposals?

A quorum is required to transact business at the Annual Meeting. Under New Jersey law, the presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” are counted as present. A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares for a beneficial owner abstains from voting on a particular proposal because the nominee does not have discretionary authority to vote on that proposal and has not received instructions from the beneficial owner of the securities on how to vote those securities. In the event that a quorum is not present, or there are not sufficient votes to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

There is no cumulative voting in the election of directors. Directors are elected by a plurality of votes cast at the Annual Meeting. Broker non-votes will have no effect on the outcome of the vote on this proposal. Thus, a nominee for director may be elected even if the nominee receives votes from holders of less than a majority of shares represented at the meeting.

The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve, on a non-binding advisory basis, the compensation of the Corporation’s named executive officers as described in this Proxy Statement.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of those shares present in person or represented by proxy and entitled to vote at the meeting. Ratification of the appointment of the independent auditors is a routine matter.

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If you hold shares in “street name” and do not provide your broker or other nominee with instructions on how to vote your shares held in “street name,” your broker or nominee will not be permitted to vote your shares on non-routine matters, and your shares will not affect the outcome of proposals concerning non-routine matters. The proposals concerning the election of directors and the advisory vote on executive compensation are considered “non-routine” matters, which means that your broker or other nominee does not have discretion to vote your shares in the election of directors and the advisory vote with respect to executive compensation in the absence of specific instructions from you as to how you would like your shares to be voted. If you hold shares in “street name,” we strongly encourage you to provide instructions regarding the voting of shares as your broker or nominee cannot vote your shares with respect to these proposals without voting instructions from you.

How Are Votes Counted?

Proxies solicited by the Board of Directors of the Corporation will be voted in accordance with the direction given therein. If you sign and return your proxy card, but do not specify how you wish your shares to be voted, your shares represented by that proxy will be voted “FOR” the election of each of the nominees for director in the Proxy Statement, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Corporation’s executive officers described in the Proxy Statement, and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Should any other matters be properly presented at the Annual Meeting for consideration, such as consideration of a motion to adjourn the meeting to another time, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. The Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting.

For purposes of determining the outcome of any proposal, under New Jersey law, abstentions do not count as votes cast and, as such, will have no effect on the outcome of any proposal at the Annual Meeting.

If you hold your shares in “street name” and do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will not have discretion to vote your shares except as to routine matters where brokers, banks and other nominees have discretion and, therefore, such failure will result in broker non-votes and your shares will not be voted on any proposal though such shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum. Your broker, bank or other nominee has discretionary authority to vote your shares on the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, even if your broker, bank, trust or other nominee does not receive voting instructions from you. However, your broker, bank or other nominee does not have discretionary authority to vote your shares on the election of each of the nominees for director in the Proxy Statement or as to the non-binding advisory proposal on executive compensation, if your broker, bank, trust or other nominee does not receive voting instructions from you.

How will the voting results be reported?

The results of the voting on the proposals will be reported at the Annual Meeting and will be reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

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How Does The Board Recommend That I Vote My Shares?

Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation as to such proposal is set forth following the description of each proposal in this Proxy Statement.

The Board of Directors recommends a vote “FOR” the election of each of the nominees for director named in this Proxy Statement, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Corporation’s executive officers described in this Proxy Statement and “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

Who Will Pay The Expenses Of Proxy Solicitation?

The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Corporation. Directors, officers and other employees of the Corporation may solicit proxies on behalf of the Corporation in person or by telephone, e-mail, facsimile or other electronic means. These directors, officers and employees will not receive additional compensation for such services. The Corporation will reimburse the reasonable expenses of brokerage firms and other custodians and nominees for sending proxy materials to, and obtaining proxies from, beneficial owners.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The Corporation’s Amended and Restated By-Laws (the “By-Laws”) authorize a minimum of five and a maximum of fifteen directors, but the exact number is fixed from time to time by resolution of the Board of Directors. The Board is currently comprised of eleven directors. The Board is divided into three classes. One class is elected each year to serve a term of three years. The directors elected at the Annual Meeting will serve for a term of three years through and until the Corporation’s annual meeting in May 2018, and until their successors are duly elected and qualified or their earlier death, resignation or removal from office.

The director nominees, Wayne Aoki, Robert Turner, William J. Vander Eems and Paul Van Ostenbridge, have each consented to being named in this Proxy Statement and indicated to the Corporation that he will serve on the Board of Directors if elected. The Corporation has no reason to believe that any of the nominees will be unable to stand for election. Unless authority to vote for any of the nominees is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted “FOR” the election of the nominees proposed by the Board of Directors. If, for any reason, any of the nominees becomes unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors.

The Board of Directors recommends that the shareholders vote “FOR” the election of Mr. Aoki, Mr. Turner, Mr. Vander Eems and Mr. Van Ostenbridge.

Directors and Nominees for Director

The following sets forth the names of our four nominees for election as directors and the directors continuing to serve on our Board following the Annual Meeting; their ages; their principal occupation or employment for the past five years; the year in which each became a director of the Corporation and the Bank; and the names of any public companies for which they serve on the Board of Directors. In addition, described below are each director nominee’s and each director’s particular experience, qualifications, attributes and skills that has led the Board of Directors to conclude that the person should serve as a director of the Corporation.

Currently, each director of the Corporation is also a director of the Bank. No director is also a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any company subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

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Nominees for Director for Terms Expiring in 2018

Name, Age and Position with Corporation	Principal Occupation During Past Five Years	Director of the Corporation Since	Director of the Bank Since
Wayne Aoki, 55 Director	Mr. Aoki was an accounting professional with a career that included over 30 years of public accounting experience, working for Ernst and Young from 1981 to 2013. Mr. Aoki is currently retired. Mr. Aoki’s significant accounting and business experience provides, among other things, in-depth knowledge of generally accepted accounting principles and auditing standards to the Board of Directors.	2014	2014
Robert Turner, 74 Secretary	From 1966 to 2002, Mr. Turner was the president of The Turner Group, an insurance brokerage company. Mr. Turner is currently retired. Mr. Turner brings years of experience in corporate management to the Board of Directors. Mr. Turner’s expertise in employee benefits and insurance products is a valuable asset to the Board of Directors.	1997	1985
William J. Vander Eems, 65 Director	Since 1973, Mr. Vander Eems has been the president of William Vander Eems, Inc., a general contracting company. Mr. Vander Eems’ construction background, experience as a business owner, experience as an investor in real estate, and extensive business contacts provides the Board of Directors with general business, management, and real estate market expertise.	1997	1991
Paul Van Ostenbridge, 62 President, Chief Executive Officer and Director	Mr. Van Ostenbridge has served as President and Chief Executive Officer of the Corporation since 1997 and as President and Chief Executive Officer of the Bank since 1985. Mr. Van Ostenbridge’s years of service with the Corporation and the Bank provides the Board with significant business and banking knowledge and expertise. Mr. Van Ostenbridge serves on various charitable organizations and provides the Bank with a unique perspective on the local market area.	1997	1985

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Information With Respect to the Directors With Terms Expiring in 2017

Name, Age and Position with Corporation	Principal Occupation During Past Five Years	Director of the Corporation Since	Director of the Bank Since
William C. Hanse, 80 Chairman	Mr. Hanse was appointed Chairman of the Board of both the Corporation and the Bank in November 2006. Mr. Hanse is currently Of Counsel for the law firm Hanse Anderson LLP. Mr. Hanse was a partner of the law firm Hanse & Hanse from 1990 to 2010. As an attorney who practiced for more than 40 years (including acting as outside general counsel for the Bank for more than 25 years), and as a director of the Bank since 1985, Mr. Hanse brings a long history of legal knowledge and business and banking expertise to the Board of Directors.	1997	1985
Margo Lane, 64 Director

Currently Ms. Lane is employed as the Senior Manager of Sales and Marketing for Collagen Matrix, Inc., a company that develops and markets medical device implants for tissue and organ repair and regeneration. From 2003 to 2007, Ms. Lane served as the sales and marketing coordinator of PBI-Dansensor America Inc., a company that sells and services equipment for industrial instrumentation and process control. In addition, Ms. Lane is active in community and local government in the Bank’s market area.

Ms. Lane’s business experience in corporate marketing and sales as well as in-depth corporate and human resource knowledge enables her to provide valuable input as a member of the Board of Directors.

		1997	1994
John C. Scoccola, 50 Director	Since 2010, Mr. Scoccola has been with Verizon Enterprise Solutions as both a Solution Architect Manager and, more recently, as a Network Consulting Manager, responsible for supporting Global Engineering Outsourcing services for Verizon Business. From 2008 to 2010 Mr. Scoccola was the Director for Sales IT Infrastructure for Worldwide Supply Inc. Mr. Scoccola’s extensive business experience in information technology as well as project management enhances the Board of Directors’ scope of expertise.	2014	2014
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John L. Steen, 77 Director	Since 1972, Mr. Steen has been the president of Steen Sales, Inc., a textile company. From 1972 to 2009, Mr. Steen was president of Dutch Valley Throwing Co., a textile company. Mr. Steen brings years of relevant experience as a business owner and operator to the Board of Directors and provides expertise in sales and marketing. In addition, Mr. Steen has experience as an investor in real estate. Mr. Steen has served as a director since the inception of the Bank and previously served as Vice Chairman of the Board, enabling him to impart a significant amount of banking knowledge and insight.	1997	1985
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Information With Respect to the Directors With Terms Expiring in 2016

Name, Age and Position with Corporation	Principal Occupation During Past Five Years	Director of the Corporation Since	Director of the Bank Since
Richard W. Culp, 62 Director

Mr. Culp is currently an Educational Management Consultant working as an adviser to school districts and education companies. From 2009 to 2014 Mr. Culp was an Executive Vice President with Pearson Education, the world’s leading educational publisher. During 2008, he was the Chief Executive Officer of Epic Learning. From 1980 to 2007, Mr. Culp held various positions with Pearson / Prentice Hall, rising to President of the Pearson Prentice Hall School Division in 2002.

Mr. Culp’s vast business experience allows him to provide in-depth understanding of corporate strategic planning and human resource development as well as providing marketing and sales expertise to the Board of Directors.

		2009	2009
Michael Westra, 49 Vice Chairman	Since 1991, Mr. Westra has been General Manager of Wayne Tile Company, an importer of tile and stone, providing wholesale and retail sales. Prior to joining Wayne Tile Company, Mr. Westra, as a certified public accountant, gained experience auditing national corporations. Mr. Westra brings in-depth knowledge of generally accepted accounting principles and auditing standards to the Board of Directors as well as knowledge in the local market area.	2005	2005
Howard R. Yeaton, 60 Director

Since 2003, Mr. Yeaton has been Managing Principal of Financial Consulting Strategies LLC, a firm providing strategic financial advice and services to emerging companies. In addition, since July 2014 and January 2015, Mr. Yeaton has served as interim Chief Financial Officer of Energous Corporation and Propel Media, Inc., respectively, both clients of Financial Consulting Strategies, LLC. Prior to establishing Financial Consulting Strategies LLC, Mr. Yeaton served in various leadership positions for an international public consumer products corporation.

Mr. Yeaton brings years of general business, managerial and financial expertise to the Board of Directors. Also, as a certified public accountant, Mr. Yeaton provides in-depth knowledge of generally accepted accounting principles and auditing standards to the Board of Directors.

		2005	2005
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Compensation of Directors

Cash Compensation. Directors of the Corporation and the Bank, other than full-time employees of the Corporation and the Bank, receive fees of $2,000 per Board meeting attended, with the exception of the Chairman who receives $3,000 per meeting attended. Each member of the Audit Committee receives a fee of $450 for each Audit Committee meeting attended, with the exception of the Audit Committee Chairman who receives $650 per meeting attended. In addition, directors of the Corporation and the Bank, other than full-time employees of the Corporation and the Bank, receive a fee of $300 for all other committee meetings attended.

Stock-Based Compensation.

The Corporation maintains two equity compensation plans for the benefit of its directors.

Directors are eligible to participate in a plan (the "Director Stock Plan") established by the Corporation pursuant to which a director can elect to receive payment of his or her Board of Directors’ fees in shares of Common Stock of the Corporation in lieu of cash. Any director who elects to participate in the Director Stock Plan will receive payment of his or her Board of Directors' fees in such number of whole and fractional shares of the Corporation's Common Stock based on the Common Stock's price for shares purchased in the open market on the last business day of the month for which the director has made an election under the Director Stock Plan. Directors participating in the Director Stock Plan may withdraw from the plan at any time upon 10 days' notice.

In 2010, the Board of Directors adopted and the shareholders approved the Stewardship Financial Corporation 2010 Stock Incentive Plan (the “2010 Stock Incentive Plan”). The purpose of the 2010 Stock Incentive Plan is to promote the long-term growth and profitability of the Corporation by (i) providing directors and key employees with incentives to improve shareholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for these positions. No awards were made to directors during 2014 under the 2010 Stock Incentive Plan.

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Director Compensation

The following table sets forth the information regarding the compensation earned by or awarded to each non-employee director who served on our Board of Directors during 2014.

Name	Fees Earned or Paid in Cash ($) (a)	All Other Compensation ($)	Total ($)
Wayne Aoki	7,500		7,500
Richard W. Culp	29,100		29,100
William C. Hanse	44,100		44,100
Margo Lane	26,700		26,700
Arie Leegwater (b)	10,400		10,400
John C. Scoccola	18,400		18,400
John L. Steen	33,150		33,150
Robert J. Turner	25,500		25,500
William J. Vander Eems	34,800	61,000 (c)	95,800
Michael Westra	34,650		34,650
Howard R. Yeaton	33,750		33,750

(a)	Fees earned or paid in cash include all fees paid for monthly Board meetings, special meetings and all committee fees paid or earned during 2014.
(b)	Mr. Leegwater retired from the Board of Directors as of the last Annual Meeting on May 19, 2014.
(c)	Consists of $61,000 paid to William Vander Eems, Inc., a construction contracting company owned by Mr. Vander Eems, for construction work on a building project owned by the Corporation. See “Certain Relationships and Related Transactions” for additional information.

CORPORATE GOVERNANCE

Board Leadership Structure and the Board’s Role in Risk Oversight

Mr. Hanse has served as Chairman of the Board of Directors since November 2006. Mr. Van Ostenbridge has served as President and Chief Executive Officer, as well as a director, since 1997. The Board of Directors has determined that the separation of the offices of Chairman of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the roles of the Chairman of the Board and of the President and Chief Executive Officer allows the President and Chief Executive Officer to better focus on his responsibilities of management of the Corporation, expanding and strengthening the Corporation’s business and enhancing shareholder value, while allowing the Chairman of the Board to lead the Board in its fundamental role of oversight.

While management is responsible for the day-to-day management of risks that the Corporation faces, the Board takes an active role, as a whole and also at the committee level, in overseeing the management of the Corporation’s risks. The Board reviews information regarding the Corporation’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee has responsibility for oversight of risks associated with financial accounting and audits, as well as internal control over financial reporting. Each of the other Board committees also considers the risk within its area of responsibilities. While each committee is responsible for evaluating certain risks and overseeing the management of such

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risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Committees of the Board of Directors

During 2014, the Board of Directors had a standing Audit Committee, Nominating and Governance Committee and Compensation Committee. The charters of the Audit Committee, Nominating and Governance Committee and Compensation Committee, as approved by the Board of Directors, can be found on our website at www.asbnow.com, in the “Investor Relations” section of the website, under the subsection titled “Governance Documents”.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Board has adopted a written charter setting out the functions of the Audit Committee. The audit functions of the Audit Committee are to: (i) monitor the integrity of the Corporation’s financial reporting process and systems of internal controls; (ii) select, evaluate and provide oversight of the auditors to include the monitoring of the independence and performance of the Corporation’s independent external audit and internal audit functions; (iii) provide oversight of the annual audit and quarterly reviews; and (iv) encourage the adherence to, and continuous improvement of, the Corporation’s policies, procedures and practices at all levels. The Audit Committee also reviews and evaluates the recommendations of the Corporation’s independent certified public accountant, receives all reports of examination of the Corporation and the Bank by regulatory agencies, analyzes such regulatory reports, and informs the Board of the results of its analysis of the regulatory reports. In addition, the Audit Committee receives reports directly from the Corporation’s internal auditors and recommends any action to be taken in connection therewith.

In 2014, the Audit Committee consisted of Directors Yeaton (Chairman), Steen and Westra. Mr. Aoki became a member of the Audit Committee upon his appointment to the Board of Directors. The Board of Directors has determined that all members of the Audit Committee satisfy the independence and financial literacy requirements of the Nasdaq Stock Market (“Nasdaq”) and that Messrs. Yeaton, Aoki and Westra, all of whom are independent, qualify as “audit committee financial experts” as defined in the applicable SEC rules.

Nominating and Governance Committee

The Nominating and Governance Committee is appointed by the Board of Directors to identify and recommend to the Board individuals qualified to serve as directors of the Corporation and to advise the Board with respect to the Board composition and nominating procedures. The Board has adopted a written charter setting out the functions of the Nominating and Governance Committee. In fiscal year 2014, the Nominating and Governance Committee consisted of Directors Steen (Chairman), Hanse and Vander Eems. Mr. Leegwater was a member of the Nominating and Governance Committee until his retirement. Mr. Westra was appointed to the Nominating and Governance Committee upon the retirement of Mr. Leegwater.

The Corporation’s By-Laws set out a procedure regarding shareholder nominations for director and for shareholder proposals generally. Shareholders meeting the requirements who wish the Nominating Committee to consider their recommendations for nominees for the position of director, should submit their recommendations in writing in care of the Secretary of the Corporation, Robert J. Turner, Stewardship Financial Corporation, 630 Godwin Avenue, Midland

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Park, New Jersey 07432-1405. Recommendations by shareholders meeting the share ownership requirements and that are made in accordance with these procedures will receive the same consideration given to nominees of the Nominating and Governance Committee.

In its assessment of each potential candidate, the Nominating and Governance Committee will review the nominee’s judgment, experience, independence, understanding of the Corporation’s or other related industries and such other factors the Nominating and Governance Committee determines are pertinent in light of the current needs of the Board. The Nominating and Governance Committee will also take into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities.

Nominees may be suggested by directors, members of management, qualifying shareholders or, in some cases, by a third party firm. The Corporation has not hired a third party firm to serve this function. In identifying and considering candidates for nomination to the Board of Directors, the Nominating and Governance Committee considers, in addition to the requirements set out in the Nominating and Governance Committee’s charter, quality of experience, the needs of the Corporation and the range of talent and experience represented on the Board. The current nominees for director were recommended for nomination by independent directors of the Corporation.

Diversity is one of many factors that the Nominating and Governance Committee’s charter requires to be considered when evaluating candidates. To assess the effectiveness of the mandate set forth in the Nominating and Governance Committee’s charter, the Nominating and Governance Committee reviews annually with the Board the composition of the Board as a whole and recommends, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole.

Compensation Committee

The Compensation Committee is appointed by the Board of Directors to oversee the Corporation’s and the Bank’s compensation and employee benefit plans and practices, including its executive compensation plans and its incentive compensation and equity-based plans; and to produce a Committee report on executive compensation as required by the SEC to be included in the Corporation’s annual proxy statement. The Board has adopted a written charter setting out the functions of the Compensation Committee. In 2014, the Compensation Committee consisted of Directors Turner (Chairman), Culp, Lane, Steen and Vander Eems.

Independence of Directors

The Board of Directors has adopted standards for director independence, which incorporate the definition of “independent” contained in the Nasdaq Stock Market listing rules. Based on the information furnished by the directors, the Board has affirmatively determined that all of the directors, with the exception of Director Van Ostenbridge (who is a full-time employee of the Corporation, serving as our President and Chief Executive Officer), currently meet the definition of “independent”. All of the members of the Board’s Audit Committee, Nominating and Governance Committee and Compensation Committee are independent directors.

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Board and Committee Meetings

The Board of Directors meets on a regularly scheduled basis each month to review significant developments, financial, investment, and lending performance and to act on those matters that require Board approval. It holds special meetings from time to time as circumstances require. The Board of Directors of the Corporation held 12 meetings during 2014. Independent directors held four executive session meetings during 2014. In addition, the Board held five meetings to provide for director education and development and supplemental discussions in areas such as compliance, annual budgeting process and strategic planning. The Audit Committee met nine times during 2014. The Compensation Committee met four times during 2014. The Nominating and Governance Committee met six times in 2014. All of the directors of the Corporation attended at least 75% of the total number of Board meetings held during 2014. In addition, each director who is a member of a committee of the Board of Directors attended at least 75% of the meetings for each committee of which he or she is a member. Each director of the Corporation is also a director of the Bank. The committees of the Corporation and the Bank generally appoint their respective members and chairman for each fiscal year during a Board meeting held in the second quarter of that year.

The Corporation expects all directors to attend the Annual Meeting of Shareholders. All Directors attended the 2014 Annual Meeting.

Communications with the Board of Directors

Shareholders are invited to contact the directors by writing to the Secretary of the Corporation, Robert J. Turner, at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405. These communications are not screened.

Code of Conduct

The Corporation has adopted a Code of Ethical Conduct that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, senior financial officers or persons performing similar functions. Our Code of Ethical Conduct is posted on our website at www.asbnow.com in the section headed “Investor Relations” under the caption “Governance Documents.” We will provide to any person without charge upon request a copy of our Code of Ethical Conduct. Requests for a copy of our Code of Ethical Conduct should be made to our Secretary at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee are independent and no member of the Compensation Committee has served as an officer or employee of the Corporation or the Bank. None of the members of our Compensation Committee serves as an executive officer of another entity at which one of our executive officers serves as a member of the Board of Directors.

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PROPOSAL 2 – NON-BINDING ADVISORY VOTE ON
EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the rules and regulations promulgated thereunder, requires a publicly traded company to include a resolution in its proxy statement seeking shareholder approval, on a non-binding advisory basis, of the compensation of the named executive officers as disclosed in such company’s proxy statement pursuant to the compensation rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives you, as a shareholder, the opportunity to endorse or not endorse our executive compensation programs and policies through your vote. The vote may be solicited every year, every two years or every three years as determined through a separate proposal to shareholders relating to frequency of “say-on-pay” required to be made every six years. The Corporation currently seeks shareholder approval of executive compensation on an annual basis.

The overall objective of the Corporation’s executive compensation programs and practices is to support delivery of sustained operating and financial performance results with the goal of creating and maximizing value for our shareholders on a long-term basis. We believe that our executive compensation programs and practices serve the interests of our shareholders by enabling us to attract and retain an experienced and effective management team whose combined knowledge of our business and industry has proved extremely valuable in delivering results for our shareholders. The Compensation Committee and the Board of Directors believe that the Corporation’s compensation programs and practices effectively implement our philosophy of aligning compensation to shareholder interests and that the compensation received by our executive officers reflects and supports such philosophy and goal and is commensurate with the performance and strategic position of the Corporation. We will continue to review and modify our executive compensation programs to address evolving best practices and changing regulatory requirements.

The following resolution is submitted for shareholder approval:

“RESOLVED, that the shareholders approve the overall executive compensation of the Corporation’s executive officers as described in the Corporation’s Proxy Statement, including the tabular disclosure regarding the compensation of the Corporation’s executive officers contained therein.”

This vote is advisory and will not be binding upon the Board of Directors. The outcome of the votes should not be construed as overruling a decision by the Board or creating or implying any additional fiduciary duty on the Board nor will it affect any compensation paid or awarded to any executive. However, we value the opinions of our shareholders and, as such, the Compensation Committee will review and consider the outcome of the vote on this proposal and will take this into account when considering future executive compensation arrangements.

The Board of Directors recommends that the shareholders vote “FOR” the resolution approving the overall compensation of the Corporation’s executive officers for fiscal year 2014.

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Report of the Compensation Committee

The Role of the Compensation Committee

The Compensation Committee of the Board is charged with the responsibility to review the goals and objectives of the Corporation’s executive compensation plans and to review and determine the compensation of the Chief Executive Officer, all senior executive officers and all directors in each case on an annual basis. The Committee reviews at least annually the goals and objectives of the Corporation’s general compensation plans and other employee benefit plans including incentive compensation and equity-based plans.

The Compensation Committee is also responsible for ensuring that the Corporation’s executive compensation and employee compensation plans comply with standards established by the American Recovery and Reinvestment Act of 2009 (the “Stimulus Act”) and the regulations promulgated by the U.S. Treasury pursuant to the Stimulus Act. In accordance with the Stimulus Act and related regulations, at least every six months, the Compensation Committee discusses, reviews and evaluates with the Corporation’s senior risk officer and other executive officers the executive compensation plans and employee compensation plans for purposes of ensuring that the executive compensation plans do not encourage unnecessary and excessive risk-taking by executive officers and to identify and eliminate any employee compensation plan features that would pose unnecessary risks to the Corporation, such as features that would encourage an employee to manipulate reported earnings of the Corporation in order to enhance such employee’s own compensation. Cash contributions to executive and non-executive employees under the Corporation’s noncontributory profit sharing plan are based on the earnings performance of the Corporation and are time-vested over a five-year period. Equity awards granted under the Corporation’s 2010 Stock Incentive Plan will time-vest over several years. Cash awards under the Corporation’s 2010 Stock Incentive Plan are based upon the level of attainment of previously established performance goals and objectives for the Corporation as well as departmental and individual performance criteria. The Compensation Committee has not identified any features in our compensation plans covering our executive and non-executive employees that either encourage unnecessary and excessive risk-taking or expose the Corporation to unnecessary risks.

Executive Compensation Policy

The Corporation’s policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Corporation, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive’s performance. “Fair and adequate compensation” is established after careful review of: (i) the Corporation’s earnings; (ii) the Corporation’s performance as compared to other companies of similar size and market area; and (iii) a comparison of what the market demands for compensation of similarly situated and experienced executives.

Total compensation takes into consideration a mix of base salary, bonus, perquisites, stock options and/or other stock awards. The particular mix is established in order to competitively attract competent professionals, retain those professionals and reward extraordinary achievement. The Board of Directors also considers net income for the year and earnings per share of the Corporation and the Bank before finalizing officer compensation increases for the coming year.

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In late 2010 the Compensation Committee engaged McLagan, a compensation consultant, to conduct a review of executive compensation and assist in the design and implementation of the Corporation's equity compensation plans and programs. The Compensation Committee has adopted the 2010 Stock Incentive Plan, a performance-based incentive compensation plan intended to provide annual incentive awards in the form of cash and equity to participants based on the achievement of overall performance goals and objectives for both the Corporation as well as departments and individuals. The 2010 Stock Incentive Plan is designed to reward and retain high performers, and to drive the long-term financial success of the Corporation. The 2010 Stock Incentive Plan is also designed to encourage teamwork and create an environment where executives are rewarded if the Corporation and the executive’s department achieve or exceed pre-determined annual performance criteria. Furthermore, the 2010 Stock Incentive Plan is intended to reward employees for achieving and exceeding individual performance criteria. It is prospective in design with the utilization of a defined payout formula that is based upon the achievement of a combination of pre-determined Corporation and department/individual performance criteria.

Annually, the Compensation Committee reviews and approves a listing of the eligible employees, along with a summary of the incentive award tiers, the incentive award opportunities for each tier, the weighting of Corporation versus department/individual performance goals, and a summary of possible payouts. The 2010 Stock Incentive Plan design incorporates a tiered approach with incentive awards that are linked to the achievement of pre-defined performance goals. The incentive ranges (as a percent of salary) are designed to provide market competitive payouts for the achievement of minimum, target and maximum performance goals. The design of the 2010 Stock Incentive Plan is reviewed and adjusted as appropriate on an annual basis to be sure the program remains market competitive and includes all the appropriate participants.

Based upon our current levels of compensation, the Corporation is not affected by the provisions of Section 162(m) of the Internal Revenue Code of 1984, as amended (the “Code”), that limit the deductibility to a corporation of compensation in excess of $1,000,000 paid to certain executive officers. Thus, the Corporation has no policy in such regard.

Base Salary. The Board of Directors of the Corporation, under recommendations from the Compensation Committee, bears the responsibility for establishing base salary of the named executive officers and other executives of the Corporation. Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. To establish salary, the following criteria are used: (i) position description; (ii) direct responsibility assumed; (iii) comparative studies of peer group compensation (additional weight is given to local factors as opposed to national averages); (iv) earnings performance of the Corporation resulting in availability of funds; and (v) competitive level of salary to be maintained to attract and retain qualified and experienced executives.

Long-term Incentive Compensation. In 2010, the Board of Directors adopted and the shareholders approved the 2010 Stock Incentive Plan. As noted previously, the purpose of the 2010 Stock Incentive Plan is to promote the long-term growth and profitability of the Corporation by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons. In March 2015, the named executive officers of the Corporation were issued restricted shares of Common Stock. Such shares will vest over three years, provided the recipient remains an employee of the Corporation.

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Change in Control Severance Arrangements. The Corporation and each of the named executive officers has entered into a Change in Control Severance Agreement, which provides for a severance payment upon a termination of employment without “cause” (as defined in the agreements) or a resignation of employment for “good reason” (as defined in the agreements) in connection with a change in control (as defined in the agreements) of the Corporation. Each of these agreements provides that if the named executive officer’s employment is terminated by the Corporation without cause during the period commencing six months prior to a change in control transaction and ending two years following a change in control transaction or by the named executive officer for good reason within two years following a change in control, the named executive officer is entitled to receive the following: (a) within five business days after such termination, (i) accrued, unpaid salary; (ii) accrued, unpaid bonus awards; (iii) accrued, unused vacation and sick time in accordance with the Corporation’s leave policy; (iv) any benefits to which the named executive officer is entitled under any plans or programs then in effect; (v) any unreimbursed business expenses of the named executive officer incurred prior to termination; and (vi) a lump sum cash payment equal to 24 months’ salary plus an amount equal to 100% of any bonus awarded to the named executive officer during the 24 months prior to termination; (b) (i) all of the named executive officer’s outstanding stock options that would have vested within twelve months following the date of termination had the named executive officer remained an employee of the Corporation will become immediately vested and exercisable; (ii) all of the named executive officer’s shares of restricted stock and any other stock or stock-based award that otherwise would have vested within twelve months following the date of termination had the named executive officer remained an employee of the Corporation will immediately vest in full and at 100% of target levels in the case of any performance-based stock awards; and (iii) all profit sharing plan awards that otherwise would have vested within twelve months following the date of termination had the named executive officer remained an employee of the Corporation will become immediately vested in full; and (c) for a period commencing with the month in which termination of employment becomes effective and ending 24 months later, the named executive officer and his covered dependents will be entitled to all benefits under the Corporation’s welfare benefit plans as if the named executive officer were still employed during such period, at the same level of benefits and at the same dollar cost to the named executive officer as the Corporation makes available for the period to employees of similar status; provided that such benefits will be secondary to any comparable benefits provided by another employer.

The agreement of Mr. Van Ostenbridge also provides that the Corporation will continue to pay for the lease of the vehicle he is driving at the time of termination of employment, until the lease ends, at which time the Corporation will buy the vehicle and transfer title of the vehicle to Mr. Van Ostenbridge.

The severance payments payable under the agreements in connection with a change in control of the Corporation may result in the application of the “golden parachute” provisions of Section 280G of the Code and, to the extent Section 280G applies, the Corporation may not deduct from its taxable income the severance payments made to the named executive officers. In addition, Section 4999 of the Code would impose a 20% excise tax on each of the named executive officers receiving the severance payment. In such event, the agreements provide that the severance payments will not be subject to cutback, gross-up or other adjustment except as agreed upon by the named executive officer and the Corporation.

Profit Sharing Plan and 401(k) Plan. The Corporation has a noncontributory profit sharing plan which covers all eligible employees. Employees are considered eligible if they have been employed for one full year and have worked a minimum of 1,000 hours that year. Balances vest 20% per year for five years. Contributions are determined by the Corporation’s Board of

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Directors based on the earnings performance of the Corporation. Contributions are allocated to eligible employees based on their salary level.

The Corporation also maintains a 401(k) plan which covers all eligible employees. Participants may elect to contribute up to 100% of their salaries, not to exceed the applicable limitations as per the Code. The Corporation, on an annual basis, may elect to match 50% of the participant’s first 5% contribution.

Benefits, Perquisites and Other Personal Benefits. The executive officers participate in employee benefit programs available to other employees. Perquisites, such as automobile allowances and their related expenses and auxiliary insurance benefits, which the Board of Directors of the Corporation may approve from time to time, are determined and awarded by the Board under recommendations from the Compensation Committee pursuant to an evaluation under the same criteria used to establish base salary.

The Corporation has adopted an Excessive or Luxury Expenditures Policy, a copy of which can be found on our website at www.asbnow.com, in the “Investor Relations” section of the website, under the subsection titled “Governance Documents”, which establishes standards concerning expenditures that may be deemed excessive and in contravention of the Corporation’s duties and obligations. The policy describes the types of expenditures that are prohibited by the Corporation and those expenditures that require prior approval. Pre-approval of expenditures must be handled in the manner described in the policy.

Submitted by:

Compensation Committee
Robert J. Turner, Chairman
Richard W. Culp
Margo Lane
John Steen
William J. Vander Eems
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SENIOR EXECUTIVE OFFICERS

Our executive officers are as follows:

Name	Age	Position
Paul Van Ostenbridge	62	President and Chief Executive Officer
Peter Ameen	57	Executive Vice President and Chief Operating Officer
Claire M. Chadwick	54	Executive Vice President and Chief Financial Officer
Mark J. Maurer	53	Executive Vice President and Commercial Loan Division Manager

Executive officers are not appointed for fixed terms. Biographical information for our current executive officers who are not also directors follows.

Peter Ameen, age 57, joined the Corporation on August 4, 2014 as Executive Vice President and Chief Operating Officer. From 2008 to 2013, Mr. Ameen was an Area President for Wells Fargo. Mr. Ameen previously held various retail and regional leadership positions with Wachovia where he worked from 1990 to 2013.

Claire M. Chadwick, age 54, was promoted to Executive Vice President in 2013. Ms. Chadwick joined the Corporation in 2008 as Senior Vice President and Chief Financial Officer. Prior to her appointment as Chief Financial Officer of the Corporation and the Bank, Ms. Chadwick held various senior financial management positions for Penn Federal Savings Bank from 1994 through 2007.

Mark J. Maurer, age 53, was promoted to Executive Vice President in 2013. Mr. Maurer joined the Corporation in February 2012 as Senior Vice President and Commercial Loan Division Manager. Mr. Maurer previously held positions with Provident Bank New York as First Vice President and Commercial Banking Team Leader from 2009 through February 2012. From 2004 through 2009 Mr. Maurer was a Senior Vice President, Commercial Banking for Citizens Bank, a subsidiary of Royal Bank of Scotland.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the elements of the compensation of our President and Chief Executive Officer and our two most highly compensated executive officers other than our President and Chief Executive Officer (collectively, the “named executive officers”) for fiscal years 2014 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (a)	Non- Equity Incentive Plan Compen- sation ($) (b)	All Other Compen- sation ($)		Total ($)

Paul Van Ostenbridge	2014	285,311	550	53,233	48,906	31,149	(c)	419,149
President and Chief Executive Officer	2013	284,917	500	—	53,233	31,130	(d)	369,780

Peter Ameen (e) Executive Vice	2014	65,962	550	—	9,008	4,688	(f)	80,208
President and Chief Operating Officer	2013	—	—	—	—	—		—

Claire M. Chadwick Executive Vice	2014	192,532	550	26,305	23,275	23,741	(g)	266,403
President and Chief Financial Officer	2013	181,700	500	—	26,305	23,142	(h)	231,647

Mark J. Maurer Executive Vice President and	2014	191,114	550	25,033	24,648	23,312	(i)	264,657
Commercial Loan Division Manager	2013	182,876	500	—	25,033	23,392	(j)	231,801

(a)	Amounts shown reflect the aggregate grant date fair value of restricted stock awards in accordance with ASC Topic 718. Additional information concerning the accounting for restricted stock is included in Note 1 and Note 12 of the Notes to the Consolidated Financial Statements, which are included in our Annual Report on Form 10-K Under the 2010 Stock Incentive Plan and based on the level of the prior year financial performance of the Corporation and achievement of corporate, departmental and individual performance goals and objectives, in March of 2014, 10,636, 5,256 and 5,002 restricted shares of Common Stock having aggregate grant date values of $53,233, $26,305 and $25,033 were issued to Mr. Van Ostenbridge, Ms. Chadwick and Mr. Maurer, respectively. These awards of restricted shares of Common Stock will vest over a three-year period commencing on the first anniversary of the grant date.
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(b)	Consists of bonuses accrued during the years reported, which were paid no later than the first quarter of the subsequent year.
(c)	The amounts disclosed for Mr. Van Ostenbridge for fiscal year 2014 include 401(k) plan contributions of $5,746, profit sharing plan contributions of $6,187, life insurance and long-term disability and care premiums of $4,178, medical and vision insurance contributions of $8,989 and the imputed value of the car allowance of $6,049.
(d)	The amounts disclosed for Mr. Van Ostenbridge for fiscal year 2013 include 401(k) plan contributions of $7,115, profit sharing plan contributions of $4,266, life insurance and long-term disability and care premiums of $4,172, medical and vision insurance contributions of $9,648 and the imputed value of the car allowance of $5,929.
(e)	Mr. Ameen assumed his position with the Bank and the Corporation on August 4, 2014.
(f)	The amounts disclosed for Mr. Ameen for fiscal year 2014 include 401(k) plan contributions of $841, life insurance and long-term disability and care premiums of $565 and medical and vision insurance contributions of $3,282.
(g)	The amounts disclosed for Ms. Chadwick for fiscal year 2014 include 401(k) plan contributions of $4,615, profit sharing plan contributions of $4,574, life insurance and long-term disability and care premiums of $1,574 and medical insurance contributions of $12,978.
(h)	The amounts disclosed for Ms. Chadwick for fiscal year 2013 include 401(k) plan contributions of $4,563, profit sharing plan contributions of $3,058, life insurance and long-term disability and care premiums of $1,566 and medical insurance contributions of $13,955.
(i)	The amounts disclosed for Mr. Maurer for fiscal year 2014 include 401(k) plan contributions of $3,956, profit sharing plan contributions of $4,540, life insurance and long-term disability and care premiums of $1,689 and medical and vision insurance contributions of $13,127.
(j)	The amounts disclosed for Mr. Maurer for fiscal year 2013 include 401(k) plan contributions of $4,568, profit sharing plan contributions of $3,060, life insurance and long-term disability and care premiums of $1,660 and medical and vision insurance contributions of $14,104.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information as to unvested restricted stock at December 31, 2014.

Name	Stock Awards
	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock that Have Not Vested ($)

Paul Van Ostenbridge President and Chief Executive Officer	10,636	$51,797

Claire M. Chadwick Executive Vice President and Chief Financial Officer	5,256	$25,597

Mark J. Maurer Executive Vice President and Commercial Loan Division Manager	5,002	$24,360

Options Exercised and Stock Vested

There were no stock options exercised during fiscal year 2014.

Certain Relationships and related transactions

The Bank has made loans to its directors and executive officers and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. These loans have all been made in the ordinary course of banking business and, in compliance with Federal Reserve Bank Regulation O, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectability or present other unfavorable features.

During 2014, the Corporation paid $61,000 to William Van Der Eems, Inc., a construction contracting company owned by William Vander Eems, for construction work performed on a building project owned by the Corporation located at 612 Godwin Avenue, Midland Park, New Jersey. The engagement of Mr. Vander Eems’s firm, including total compensation for the project not to exceed $105,000, was approved in advance by the Board. Mr. Vander Eems was recused from all discussions and decisions concerning transaction.

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Stock Ownership of Management and Principal Shareholders

The following table sets forth information concerning the beneficial ownership of the Corporation’s Common Stock as of the Record Date, by (i) each person who is known by the Corporation to own beneficially more than 5% of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Corporation, (iii) each named executive officer of the Corporation named in the Summary Compensation Table and (iv) all directors and executive officers of the Corporation as a group. Other than as set forth in this table, the Corporation is not aware of any individual or group, which holds in excess of 5% of the outstanding Common Stock.

Name of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percent of Class
Abraham Van Wingerden (former Director) (3)	314,495	5.17%

Wayne Aoki, Director	5,900	*
Richard W. Culp, Director	35,685	*
William C. Hanse, Chairman of the Board (4)	133,258	2.19%
Margo Lane, Director (5)	67,739	1.11%
John C. Scoccola	9,735	*
John L. Steen, Director	108,358	1.78%
Robert J. Turner, Director and Secretary (6)	180,639	2.97%
William J. Vander Eems, Director (7)	211,256	3.47%
Paul Van Ostenbridge, President, Chief Executive Officer and Director (8)	81,764	1.34%
Michael Westra, Vice Chairman	31,585	*
Howard R. Yeaton, Director (9)	11,498	*
Peter Ameen, Executive Vice President and Chief Operating Officer (10)	1,647	*
Claire M. Chadwick, Executive Vice President and Chief Financial Officer (11)	11,422	*
Mark J. Maurer, Executive Vice President and Senior Commercial Loan Manager (12)	10,611	*
Directors and Executive Officers of the Corporation and Bank as a group (18 persons)	952,138	15.65%

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*	Indicates less than 1% of the outstanding shares of the Corporation’s Common Stock.

(1) Unless otherwise noted, the address of each beneficial owner is c/o Stewardship Financial Corporation, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

(2) Beneficial ownership as reported in the table above has been determined in accordance with Item 403 of Regulation S-K and Rule 13d-3 of the Securities Exchange Act of 1934 and based upon 6,084,874 shares of Common Stock outstanding as of the Record Date. Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. They also include shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the Corporation’s dividend reinvestment plan for its shareholders.

(3) Includes 246,586 shares held jointly by Mr. Van Wingerden and his spouse.

(4) Includes 30,462 shares held jointly by Mr. Hanse and his spouse and 12,124 shares held by Mr. Hanse’s spouse in her own name. Mr. Hanse disclaims beneficial ownership of the shares held by his spouse.

(5) Includes 16,663 shares held jointly by Ms. Lane and her spouse and 1,140 shares held by Ms. Lane’s spouse as custodian for their children. Ms. Lane disclaims beneficial ownership of the shares held by her spouse.

(6) Includes 35,862 shares held jointly by Mr. Turner and his spouse and 4,653 shares held by Mr. Turner’s spouse in her own name. Mr. Turner disclaims beneficial ownership of the shares held by his spouse.

(7) Includes 169,774 shares held by Mr. Vander Eem’s spouse in her own name. Mr. Vander Eems disclaims beneficial ownership of the shares held by his spouse.

(8) Includes 16,067 restricted shares held by Mr. Van Ostenbridge and 3,345 shares held by Mr. Van Ostenbridge’s spouse in her name. Mr. Van Ostenbridge disclaims beneficial ownership of the shares held by his spouse.

(9) Includes 463 shares held jointly by Mr. Yeaton and his spouse.

(10) Represents 1,647 restricted shares.

(11) Includes 7,777 restricted shares.

(12) Includes 7,857 restricted shares.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER
EXISTING EQUITY COMPENSATION PLANS

We currently maintain the Director Stock Plan and the 2010 Stock Incentive Plan, pursuant to which we have made equity compensation available to eligible persons.

The following table provides information with respect to the equity securities that are authorized for issuance under our compensation plans as of December 31, 2014:

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$ —	322,207
Equity compensation plans not approved by security holders	—	—	528,094
Total	—	$ —	850,301

The only equity compensation plan not approved by the Corporation’s shareholders is the Director Stock Plan. The Director Stock Plan permits members of the Board of Directors to receive payment of any monthly Board of Directors’ fee in shares of the Corporation’s common stock, rather than in cash. The Corporation purchased 5,060 shares of the Corporation’s Common Ctock in the open market during 2014 for the benefit of the Director Stock Plan.

Report of the Audit Committee

The role of the Audit Committee is to assist the Board of Directors in its oversight of the quality and integrity of the Corporation’s financial reporting process. We meet with both the independent auditors and the internal auditors, each of whom has unrestricted access to the committee. We also meet with management periodically to consider the adequacy of the Corporation’s internal controls and the objectivity of its financial reporting. We discuss these matters with the independent auditors, internal auditors and appropriate financial personnel of the Corporation.

The directors who serve on the committee are all “independent” for the purposes of Rule 5605(a)(2) of the Nasdaq’s listing standards. That is, the Board of Directors has determined that none of us has a relationship with the Corporation and the Bank that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Corporation.

Management has primary responsibility for the Corporation’s financial statements and the overall reporting process, including the Corporation’s system of internal controls. The

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independent auditors audit the financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations, and cash flows of the Corporation in conformity with generally accepted accounting principles and discuss with us any issues they believe should be raised with us.

This year, we reviewed the Corporation’s audited financial statements and met with both management and KPMG LLP, the Corporation’s independent registered public accounting firm, to discuss those financial statements. Management and the independent auditor have represented to us that the financial statements were prepared in accordance with generally accepted accounting principles in the United States.

We have received from and discussed with KPMG LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and have discussed with KPMG LLP the independence of KPMG LLP. We also discussed with KPMG LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on these reviews and discussions, we recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Submitted by:

Audit Committee
Howard R. Yeaton, CPA, Chairman
Wayne Aoki, CPA
John L. Steen
Michael Westra, CPA

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PROPOSAL 3 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

General

The Audit Committee has appointed KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2015. Although the appointment of auditors is not required to be submitted to a vote of shareholders, the Board of Directors believes that it is appropriate as a matter of policy to request that the shareholders ratify the appointment. If the shareholders should not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders’ rejection and the Board of Directors will reconsider the appointment. A representative of KPMG LLP will be present at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if he or she desires to do so.

The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation present in person or by proxy and entitled to vote at the Annual Meeting is required for the ratification and approval of the appointment of KPMG LLP as the Corporation’s auditors.

The Board of Directors recommends that the shareholders vote “FOR” ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Fees Billed by our Independent Registered Public Accounting Firm During Fiscal Year 2014 and Fiscal Year 2013.

Aggregate fees for the fiscal years ended December 31, 2014 and 2013, billed by the Corporation’s independent registered public accounting firm, KPMG LLP were as follows:

	2014	2013

Audit Fees	$194,000	$185,000
Tax Fees	$42,670	$50,850
All other Fees	$—	$—

In addition, the Corporation paid the former independent registered public accounting firm, Crowe Horwath LLP, $18,000 for their consent in conjunction with the March 2014 Form 10-K filing.

Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. For each proposed service, the

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independent auditor is required to provide detailed back-up documentation at the time of approval. All audit and permissible non-audit services provided by KPMG LLP to the Corporation for the fiscal years ended 2014 and 2013 were approved by the Audit Committee.

COMPLIANCE WITH SECTION 16(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s officers and directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by regulation of the SEC to furnish the Corporation with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain Section 16(a) reporting persons, the Corporation believes that, during the fiscal year ended December 31, 2014, all filing requirements applicable to its officers, directors and greater than 10% shareholders were timely met.

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ANNUAL REPORT ON FORM 10-K

The Corporation will furnish without charge its annual report on Form 10-K upon written request to the Secretary of the Corporation at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals to be included in the Corporation’s proxy materials for its 2015 annual meeting must submit such proposals to the Secretary of the Corporation at 630 Godwin Avenue, Midland Park, New Jersey 07432-1405 no later than December 9, 2015. Pursuant to the Corporation’s By-Laws, a shareholder desiring to bring a proposal before the 2015 annual meeting must deliver notice thereof to the Corporation not less than 120 nor more than 150 days before the anniversary date of the last annual meeting i.e. no earlier than December 20, 2014 nor later than January 18, 2016. Requirements relating to the notice to be delivered to the Corporation are also contained in By-Laws and shareholders should refer to the By-Laws in order to prepare such notice.

OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting; however, in the event such other matters come before the Annual Meeting, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of the Board of Directors.

31

Stewardship Financial Corporation

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. To elect the following nominees for election as directors:

01 - Wayne Aoki | 02 - Robert Turner | 03 - William J. Vander Eems | 04 - Paul Van Ostenbridge

+

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

B Non-Voting Items

Change of Address — Please print your new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by two or more persons as joint tenants, both or all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X +

0211CB

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — STEWARDSHIP FINANCIAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 18, 2015

This Proxy is solicited by the Board of Directors of the Corporation.

The undersigned hereby appoints Gail Tilstra, Susan Vander Ploeg and Abraham Van Wingerden, and each of them, with full power of substitution, as proxies for the undersigned to attend the annual meeting of shareholders of Stewardship Financial Corporation (the "Corporation"), to be held at the Christian Health Care Center, Mountain Avenue entrance, Wyckoff, New Jersey 07481, on May 18, 2015, at 7:00 p.m., or any adjournment thereof, and to vote the number of shares of Common Stock of the Corporation that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

The Proxies will vote as specified herein or, if a choice is not specified, they will vote "FOR" the proposals set forth above. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

(Items to be voted appear on reverse side.)